OCTOBER 9, 2008

                            TOUCHSTONE TAX-FREE TRUST

                  TOUCHSTONE FLORIDA TAX-FREE MONEY MARKET FUND
                   TOUCHSTONE OHIO TAX-FREE MONEY MARKET FUND
                      TOUCHSTONE TAX-FREE MONEY MARKET FUND

              SUPPLEMENT TO THE PROSPECTUSES DATED NOVEMBER 1, 2007

The Touchstone Florida Tax-Free Money Market Fund, Ohio Tax-Free Money Market Fund and Touchstone Tax-Free Money Market Fund (each a "Fund" and collectively, the "Funds") have applied to participate in the United States Department of Treasury's (the "Treasury") Temporary Guarantee Program for Money Market Funds (the "Program"). The Funds' participation in the Program is not certain until the Guarantee Agreement is reviewed and accepted by the Treasury, which is expected to take up to 14 days. The Program provides coverage upon liquidation of a Fund to shareholders for amounts held in that Fund as of the close of business on September 19, 2008 subject to certain conditions and limitations. Shares acquired after September 19, 2008 will not be covered by this Program. In addition, if a shareholder of a Fund exchanges shares from one Fund to another Fund, the Program coverage will not carry over to the new Fund. Participation in the Program does not guarantee a $1.00 net asset value upon redemption or liquidation of shares.

The cost of the program is $1.00 multiplied by the sum of all covered shares in each Fund multiplied by 0.00010 (1 basis point) for the initial period of the Program, which is through December 18, 2008 unless extended by the Treasury. The cost to participate in the Program will be borne by all shareholders of each Fund without regard to any expense limitation currently in effect, as these costs constitute "extraordinary expenses not incurred in the ordinary course of such Fund's business," although generally only shareholder balances as of September 19, 2008 are covered by the Program. Treasury may elect to extend the Program, while continuing to limit coverage under the Program to shareholders as of September 19, 2008. If that occurs, and if the Funds determine to participate in the extension of the Program, the cost to participate in the extension of the Program would be borne by the Funds although generally only shareholder balances as of September 19, 2008 would be covered by the extension of the Program.


              303 Broadway o Suite 1100 o Cincinnati, OH 45202-4203
                Ph: 800.543.0407 o www.touchstoneinvestments.com

        Touchstone Funds are distributed by Touchstone Securities, Inc.*
              *A registered broker-dealer and member FINRA and SIPC
                A Member of Western & Southern Financial Group(R)


               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.